Certain statements in this press release constitute "forward-looking statements". When used in this press release, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance", and similar expressions and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to estimated free cash flow, cash earnings per share, debt ratios, and synergies, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, which can be particularly affected by international crisis, acts or threats of terrorism, and public health issues; competition from providers of similar services and from alternative sources; changes in demand for our products and services; programming costs, availability, timeliness, and quality; technological developments by competitors; developmental costs, difficulties, and delays; relationships with clients and property owners; the availability of capital to finance growth; the impact of government regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. With respect to any proposed acquisition, we are subject to risks that integration costs will exceed expectations; that synergies we anticipate will not be realized, or will take longer than anticipated to realize; that our management and management systems will encounter difficulties in dealing with a bigger, more diversified enterprise; and that the financial results we expect from the acquisition will not be realized. These forward-looking statements speak only as of the date of this press release. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions, or circumstances on which any such statement is based. Slide 1

Profitability Milestone: Net Income of $1.8 Million Improvement over Net Loss of $(7.0) in '05 & $(20.8) in '04 Slide 2 2006 Financial Highlights Diversified Growth: Total Revenue up 4.5% Digital Platform in 73% of Network Strategic Initiatives Contributed Approximately 30% of Revenue Growth Continued Generation of Cash Flow Growth: Net Free Cash Flow of $21.7 Million, up 70% over 2005

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 2004 Q1 '05 Q2 '05 Q3 '05 2005 Q1 '06 Q2 '06 2006 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 63.8 66.3 71.6 266.4 65.9 68.1 74.1 275.8 70.2 71.9 288.2 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Revenue Growth + 6.5% + 3.5% + 4.5% Improved Revenue Per Room Metrics (in millions) Slide 3

2006 2005 % Change Movie Revenue $ 17.27 $ 17.00 1.6% Other Interactive Services 5.75 5.53 4.0% Total Per Guest Pay Room $ 23.02 $ 22.53 2.2% Revenue Analysis Slide 4 Digital Platform Installed in 73% of Rooms Per room per month

Costs & Operating Expenses Slide 5 2006 2005 % of Rev Direct Costs $10.95 45.8% $10.37 44.7% Guest Pay Operations 2.92 12.2% 2.96 12.7% SG&A 2.41 10.1% 2.14 9.2% Depreciation & Amortization 5.50 23.0% 5.88 25.3% Total Costs & Op Expenses $21.78 91.1% $21.35 91.9% Per Room Per Month % of Rev Direct Costs - "Pay for Performance" Hotel Commissions - Programming Mix & Cable Programming Rates SG&A Exclusive of Share-Based Compensation was $2.27 Per Room

(in millions) Adjusted Operating Cash Flow* Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 2004 Q1 '05 Q2 '05 Q3 '05 2005 Q1 '06 Q2 '06 Q3 '06 2006 Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 23.1 85 21.8 22.8 24.6 90.2 22.1 24 24.8 92.3 23.6 23.7 24.9 94.1 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Slide 6 * Adjusted Operating Cash Flow is defined as Operating Income exclusive of depreciation, amortization, share-based compensation and the effects of Hurricane Katrina insurance recoveries and equipment impairment + 6.2% + 2.4% +1.9%

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 2004 Q1 '05 Q2 '05 Q3 '05 2005 Q1 '06 Q2 '06 Q3 '06 2006 Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 4.2 4.7 6.5 2.1 3.2 5.4 13 4 6.1 7.7 22.7 6.1 6.8 8.4 26.9 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Slide 7 Operating Income (in millions) $13.0 $22.7 $26.9

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q2 '06 Q3 '06 2004 2005 2006 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -6.2 -5 -3.5 -20.8 -3.6 -1.7 0.6 0.529 2.2 -20.781 -7 1.8 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Slide 8 (in millions) 2004 2005 2006 Net Income (Loss) $(20.8) $(7.0) $ 1.8 Achieved Milestone Result of Positive Net Income in 2006 + $5.2 M Operations + $3.6 M Interest, Net

Cash Flow Generation* (in millions) 2002 -26.9 2003 -5 2004 6.1 2005 12.8 2006 21.73 $6.3 $(5.1) $12.8 $21.7 * Cash Flow from Operating Activities, Net of Investing Activities Slide 9

Cash from Operations Analysis 2006 2005 % Change Cash from Operations $ 72.3 $ 64.3 12.4% Corp Capital / Minor Extensions (12.0) (13.1) Digital Renewal Investment * (13.3) (14.1) Pre-Expansion Cash Flow 47.0 37.1 26.7% New Room Investment ** (22.5) (24.3) Post-Expansion Cash Flow $ 24.5 $ 12.8 91.4% Acquisition Related Investments (2.8) 0 Net Free Cash Flow $ 21.7 $ 12.8 69.5% *Digital Upgrade Rooms 52,866 53,740 -1.6% **New Digital Rooms 65,123 71,303 -8.7% Slide 10 (Dollar amounts in millions)

Q1 '07 Range FY' 07 Range Revenue $ 74.5 - $ 76.5 $ 317.0 - $ 325.0 Operating Income $ 6.0 - $ 7.5 $ 29.5 - $ 32.5 Net Income $ 0.0 - $ 1.5 $ 5.5 - $ 8.5 EPS $ 0.00 - $ 0.08 $ 0.28 - $ 0.43 Adjusted Operating Cash Flow $ 22.5 - $ 24.0 $ 95.0 - $ 98.0 Free Cash Flow $ 8.0 - $ 10.0 $ 24.0 - $ 27.0 Capital Investment $ 13.0 - $ 14.0 $ 48.0 - $ 50.0 Slide 11 (in millions except per share) Q1 & Full Year 2007 Guidance LodgeNet StayOnline: - Includes Only 11 Months of Operation - Amortization of Purchase Intangibles / Integration Reserve Not Included Bank Facility Refinancing: Potential Impact Not Included in Guidance On Command Acquisition: Impact Not Included in Guidance

Growth Strategy Expanding Networks & Integrating Solutions Expansion into Vertical Niche Markets - Hotels, Healthcare, Travel Centers, Others Multiple Platforms within Markets - HDTV, Cable, VOD & Broadband Increasing Array of Solutions - Entertainment, Internet, Marketing & Technical Service Slide 12

Growth Strategy Expanding Networks & Integrating Solutions StayOnline Acquisition Opportunity to Drive HSIA Revenue Through 1.0 Million Room Base Enhanced Position to Create New Revenue from IP-Based Networks High Definition Television Solutions Expanded Revenues from Sale of HDTV Content and Services Other Vertical Markets Healthcare and Travel Centers - Revenue More than Doubled in 2007 Investigation of Other Markets Slide 13

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(12 months trailing) (Dollar amounts in thousands) Reconciliation of Adjusted Operating Cash Flow To Operating Income Slide 15